UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Everbridge, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37874	26-2919312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive Suite 400
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 230-9700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVBG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 29, 2024, Everbridge, Inc. (“Everbridge”) entered into an Amended and Restated Agreement and Plan of Merger (“A&R Merger Agreement”), by and among Everbridge, Project Emerson Parent, LLC (“Parent”) and Project Emerson Merger Sub, Inc. (“Merger Sub”), which amends and restates the previously announced Agreement and Plan of Merger, dated as of February 4, 2024 (the “Original Merger Agreement”), by and among Everbridge, Parent and Merger Sub. The A&R Merger Agreement provides that, subject to the terms and conditions set forth in the A&R Merger Agreement, Merger Sub will merge with and into Everbridge (the “Merger”), with Everbridge continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund IV, L.P. (the “Thoma Bravo Fund”), an investment fund managed by Thoma Bravo, L.P.

The A&R Merger Agreement increases the consideration to be paid with respect to each share of common stock of Everbridge, par value $0.001 per share (“Common Stock”), outstanding immediately prior to the effective time of the Merger (subject to certain exceptions, including shares of Common Stock owned by stockholders of Everbridge who have not voted in favor of the adoption of the A&R Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware) from $28.60 per share in cash to $35.00 per share in cash, without interest thereon, subject to applicable withholding taxes.

The A&R Merger Agreement also modifies the Original Merger Agreement by providing that, among other things, (i) following the execution of the A&R Merger Agreement, Everbridge is subject to customary restrictions on its ability (and the ability of its subsidiaries and representatives) to (a) solicit, initiate, propose or induce the making or knowingly encourage, facilitate or assist alternative acquisition proposals from third parties, (b) subject to certain exceptions, provide nonpublic information relating to Everbridge or any of its subsidiaries to third parties regarding alternative acquisition proposals or (c) engage in discussions or negotiations with, third parties regarding alternative acquisition proposals, (ii) in the event that the A&R Merger Agreement is validly terminated in certain circumstances, a termination fee of $50 million will be payable by Everbridge to Parent, (iii) in the event that the A&R Merger Agreement is validly terminated in certain circumstances, a termination fee of $124 million will be payable by Parent to Everbridge and (iv) Parent’s and Merger Sub’s aggregate liability for monetary damages for breaches of the A&R Merger Agreement are capped at $124 million plus Reimbursement Obligations and Enforcement Expenses (each as defined in the A&R Merger Agreement).

Also on February 29, 2024, in connection with the execution of the A&R Merger Agreement, the Thoma Bravo Fund delivered to Everbridge an equity commitment letter (the “Equity Commitment Letter”) pursuant to which the Thoma Bravo Fund has committed to invest in Parent the cash amounts set forth therein for the purpose of funding up to the full amount of the aggregate merger consideration payable therein. Everbridge is a third party beneficiary of the Equity Commitment Letter and is entitled to enforce the investment commitment, on the terms and subject to the conditions set forth therein.

The foregoing description of the A&R Merger Agreement may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of the A&R Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 1, 2024, Everbridge and Parent issued a Joint Press Release announcing the entry into the A&R Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated February 29, 2024 among Project Emerson Parent, LLC, Project Emerson Merger Sub, Inc. and Everbridge, Inc.

99.1	Joint Press Release, dated March 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement (the “proxy statement”) with the SEC, Everbridge will mail the proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF EVERBRIDGE ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE

THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers, consisting of David Benjamin, Richard D’Amore, Alison Dean, Rohit Ghai, David Henshall, Kent Mathy, Simon Paris, Sharon Rowlands, who are the non-employee members of the Board of Directors of Everbridge (the “Board”), and David Wagner, Chief Executive Officer, President and a member of the Board of Directors of Everbridge, and David Rockvam, Executive Vice President, Chief Financial Officer and Treasurer, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders filed with the SEC on April 13, 2023 (the “2023 Proxy Statement”) and under Item 5.02 in the current reports on Form 8-K filed with the SEC on December 20, 2022 and February 5, 2024. To the extent that Everbridge’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Since the “as of” date in the 2023 Proxy Statement, (a) each of Mr. Benjamin and Mr. Ghai received a grant of 5,747 restricted stock units of Everbridge (“RSUs”) that vested on December 31, 2023 and a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, in addition to any customary non-equity annual compensation paid to non-employee directors, which consists of an annual cash retainer of $40,000, plus an additional cash retainer per year for committee membership, (b) Mr. D’Amore had 4,176 RSUs that vested on May 31, 2023, acquired 11,000 shares of Common Stock, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (c) each of Ms. Dean, Mr. Mathy and Ms. Rowlands had 4,176 RSUs that vested on May 31, 2023 and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, (d) Mr. Henshall had 8,331 RSUs that vested on January 31, 2023, had 8,330 RSUs that vested on January 31, 2024, acquired 20,000 shares of Common Stock on May 30, 2023, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (e) Mr. Paris had 1,700 RSUs that vested on February 28, 2023, had 4,176 RSUs that vested on May 31, 2023, acquired 3,000 shares of Common Stock, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (f) Mr. Wagner had 12,500 RSUs that vested on October 31, 2023, 3,160 of which were withheld by Everbridge to satisfy tax withholding obligations and had 12,500 RSUs that vested on January 31, 2024, 3,431 of which were withheld by Everbridge to satisfy tax withholding obligations and (g) on March 7, 2024, Mr. Rockvam will receive a grant of 115,000 RSUs that will vest over four years with 25% vesting after year one and quarterly thereafter and a grant of 115,000 performance share units of Everbridge that will vest based on performance measures determined by the Board at the time of grant, 55,000 of which will be forfeited for no consideration upon the consummation of the proposed merger. In the proposed merger, outstanding equity awards held by Everbridge’s non-employee directors will accelerate vesting prior to the consummation of the proposed merger, and outstanding equity awards held by Everbridge’s executive officers will be treated in accordance with their respective equity award agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation—Everbridge Executive Compensation Program—Potential Payments upon Change in Control.” Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed merger to be filed with the SEC or incorporated by reference therein when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Merger. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Common Stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Everbridge from time to time with the SEC. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: March 1, 2024	By:	/s/ David Wagner
David Wagner
President and Chief Executive Officer